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                                                                    Exhibit 10.4
                                                                    ------------


                           APEX SILVER MINES LIMITED

                         EMPLOYEES' SHARE OPTION PLAN

I.   Purpose.
     -------

          The purpose of the Apex Silver Mines Limited (the "Company") Employees' Share Option Plan (the "Employee Plan") is to attract and retain and provide incentives to employees, officers, consultants and agents of the Company, and to thereby increase overall shareholder value. The Employee Plan generally provides for the granting of Shares options, Shares appreciation rights, restricted shares or any combination of the foregoing to the eligible participants.

II.  Definitions.
     -----------
                 (a) "Award" includes, without limitation, Share options (including incentive Share options within the meaning of Section 422(b) of the Code) with or without stock appreciation rights, dividend equivalent rights, Share awards, restricted Share awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares ("other Share-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Employee Plan.

                 (b) "Award Agreement" means a written agreement setting forth the terms and conditions of each Award made under this Employee Plan.

                 (c)  "Board" means the Board of Directors of the Company.

                 (d) "Cause" means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving dishonesty, disloyalty or fraud with respect to the Company, (ii) conduct tending to bring the Company into substantial public disgrace or disrepute,
     (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries, or (v) any other material breach of any agreement between the Participant and the Company or its Subsidiaries which is not cured within 15 days after written notice thereof to the Participant.

                 (e) "Change of Control" shall be deemed to have occurred if, at any time following the Effective Date, (i) two of the three Founders sell or dispose of 50 percent or more of the Underlying Shares held by such Founders on the Effective Date to any Person who was not an affiliate of the Company or such Founder on the Effective Date, (ii) at least two of the three Founders, or their respective designees, do not continue as senior managers or members of

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     the Board other than as a result of death or Disability, or (iii) all or substantially all of the Company's assets are sold.

                 (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                 (g) "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Employee Plan, provided however, that the Committee shall consist of at least two (2) nonemployee directors within the meaning of Rule 16b-3(b)(3).

                 (h) "Shares" means the Company's ordinary shares, par value US$0.01 and other rights with respect to such shares.

                 (i) "Company" means Apex Silver Mines Limited, an exempted limited liability company organized and existing under the laws of the Cayman Islands.

                 (j) "Disability" means the Participant's inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively his duties and obligations to the Company and its Subsidiaries or to participate effectively and actively in the management of the Company and its Subsidiaries for a period anticipated to last at least six (6) months, as determined in the good faith judgment of the Board. In the event the Company adopts a plan which provides for long-term disability insurance, "Disability" shall have the meaning set forth in such plan.

                 (k) "Employee" means an employee of the Company or a Subsidiary.

                 (l) "Fair Market Value" means the closing price for the Shares as officially reported on the relevant date (or if there were no sales on such date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization, or if NASDAQ is no longer reporting such information, or, if the Shares are not quoted on NASDAQ, as determined in good faith by resolution of the Committee (whose determination shall be conclusive), based on the best information available to it.

                 (m) "Founders" means Consolidated Commodities Ltd., Argentum LLC and Silver Holdings LDC and their respective shareholders or affiliates as of the date hereof.

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                 (n)  "Participant" means an employee, officer, consultant or agent who has been granted an Award under the Plan.

                 (o) "Plan Year" means a twelve-month period beginning with January 1 of each year.

                 (p) "Qualified Public Offering" means the sale in a firm commitment underwritten public offering registered under the Securities Act of Shares.

                 (q) "Retirement" means (i) a Participant's retirement from the Company or a Subsidiary, as applicable (other than for Cause), or (ii) as otherwise defined by the Committee.

                 (r) "Subsidiary" means any corporation or other entity, whether organized under the laws of the Cayman Islands or any other jurisdiction, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50 percent by reason of Shares ownership or otherwise.

                 (s) "Underlying Shares" means (i) the Shares (including any Shares received by a Founder after the Effective Date pursuant to the purchase of the shares of Apex Silver Mines LDC owned by such Founder pursuant to the terms of the Buy-Sell Agreement between the Founders, the Company and Apex Silver Mines LDC and (ii) the shares of Apex Silver Mines LDC owned by any Founder.


III.  Eligibility.
      -----------

          Any person selected by the Committee who is an employee, officer, consultant or agent of the Company or any Subsidiary, selected by the Committee is eligible to receive an Award. Notwithstanding the foregoing, only employees of the Company and any present or future corporation which is or may be a "subsidiary corporation" of the Company (as such term is defined in Section 424(q) of the Code) shall be eligible to receive incentive Share options.


IV.  Employee Plan Administration.
     ----------------------------

                 (a) Except as otherwise determined by the Board, the Employee Plan shall be administered by the Committee. The Board, or the Committee to the extent determined by the Board, shall periodically make determinations with respect to the participation of employees, officers, consultants and agents in the Employee Plan and, except as otherwise required by law or this Employee Plan, the grant terms of Awards, including vesting schedules, exercise, awards price, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, Shares, contingent awards or other means of payment consistent with the

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     purposes of this Employee Plan, and such other terms and conditions as the
     Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant.

                 (b) The Committee may delegate to one or more of its members or to any other persons such ministerial duties as it may deem advisable. The Committee may also employ attorneys, consultants, accountants, or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

                 (c) The Committee shall have authority to interpret and construe the provisions of the Employee Plan and any Award Agreement and make determinations pursuant to any Employee Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Company's Memorandum and Articles of Association, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

                 (d) No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Employee Plan or awards made thereunder and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Memorandum and Articles of Association, as amended from time to time, or under any agreement between any such member and the Company.

                 (e) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited. The Committee shall have the authority to accelerate the vesting of any Award and the times at which any Award becomes exercisable.

V.   Shares Subject to the Provisions of this Plan.
     ---------------------------------------------

                 (a) The shares of the Company's share capital subject to the provisions of this Employee Plan shall be authorized but unissued Shares. Subject to adjustment in accordance with the provisions of Section X, and subject to Section V(c) below, the total number of Shares available for grants of Awards shall not exceed 10 percent of the Company's share capital.

                 (b) The grant of a restricted Share Award shall be deemed to be equal to the maximum number of Shares which may be issued under the Award. Awards payable only in cash will not reduce the number of Shares available for Awards granted under the Employee Plan.

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                 (c)  There shall be carried forward and be available for Awards under the Employee Plan, in addition to Shares available for grant under paragraph (a) of this Section V, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section V; (ii) Shares represented by Awards which are canceled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

VI.  Awards Under This Employee Plan.
     --------------------------------

     As the Board or Committee may determine, the following types of Awards and other Share-based Awards may be granted under this Employee Plan on a stand alone, combination or tandem basis:

                 (i) Share Options. A right to buy a specified number of Shares at a fixed exercise price during a specified time, all as the Committee may determine. The exercise price of options granted prior to a Qualified Public Offering shall be $8.00 per Share. The exercise price of options granted after a Qualified Public Offering shall not be less than 100 percent of the Fair Market Value of the Shares on the date of grant of the Award unless the Committee determines that an exercise price lower than Fair Market Value is warranted. In the case of incentive Share options granted to an employee owning (actually or constructively under Section 422(d) of the Code), more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of a Subsidiary (a "10% Shareholder"), the price of any such option shall not be less than 110 percent of the Fair Market Value of the Shares on the date of grant.

                 (A)  Limitation on Time of Grant. No grant of a Share Options
                      ---------------------------
                      shall be made after August 1, 2006.

                 (B)  Term. The term of each Share option granted hereunder
                      ----
                      shall be determined by the Committee; provided that notwithstanding any other provision of the Employee Plan, in no event shall a Share option be exercisable after 10 years from the date it is granted.

                 (ii) Incentive Share Options. An Award in the form of a share options which shall comply with the requirements of Section 422 of the Code or any successor section as it may be amended from time to time.

                 (A)  Limitation on Amount of Incentive Share Options. In the
                      -----------------------------------------------
          case of incentive Share options, the aggregate Fair Market Value (determined at the time the incentive Share options are granted) of the Shares with respect to which incentive Share options are exercisable for the first time by any

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                      optionee during any calendar year (under all plans of the
                      Company and any Subsidiary) shall not exceed $100,000.

                 (B)  Limitation on Time of Grant. No grant of incentive Share
                      ---------------------------
                      options shall be made under the Employee Plan more than ten (10) years after the date the Employee Plan is approved by shareholders of the Company.

                 (C)  Term. Notwithstanding any other provision of the Employee
                      ----
                      Plan, in no event shall incentive Share options be exercisable after ten (10) years from the date they are granted, or in the case of incentive Share options granted to a 10% shareholder, five (5) years from the date they are granted.

                 (iii) Share Appreciation Rights. Rights, which may or may not be contained in the grant of share options or incentive Share options, to receive in cash (or its equivalent value in Shares) the excess of the Fair Market Value of the Shares on the date the rights are surrendered over the options exercise price or other price specified in the Award Agreement.

                 (iv) Restricted Shares. The issuance of Shares to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

                 (v) Dividend or Equivalent. A right to receive dividends or their equivalent in value in Shares, cash or in a combination of both with respect to any new or previously existing Award.

                 (vi) Share Awards. The issuance of Shares, which may be on a contingent basis, to a Participant.

                 (vii) Other Share-Based Awards. Other Share-based Awards which are related to or serve a similar function to those Awards set forth in this Section VI.

VII.   Award Agreements.
       ----------------

       Each Award under the Employee Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Company and Participant.

VIII.  Other Terms and Conditions.
       --------------------------

                 (a) Assignability. Unless provided to the contrary in any Award, no Award shall be assignable or transferable except by will or by the

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     laws of descent and distribution and, during the lifetime of a Participant, the Award shall be exercisable only by such Participant.


                 (b) Termination of Employment or Other Relationship. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment or other relationship with the Company or a Subsidiary.

                 (c) Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to Shares covered by an Award until the date the Participant is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

                 (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

                 (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) through the delivery of Shares with a Fair Market Value equal to the total payment due from the Participant; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Company; (iv) by a combination of the methods described in (i) through (iii) above; or (v) by such other methods as the Committee may deem appropriate.

                 (f) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Committee shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Shares purchased upon the exercise of an Award shall be paid for in full at the time of such purchase. Such payment may be made (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in Shares, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such Shares, or alternatively, a number of Shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

                 (g) Share Certificates. All Share certificates representing Shares acquired pursuant to the exercise of an option or any other award issued by the Company shall contain, until such time as their has been a Qualified Public Offering of Shares, a legend substantially in the following form:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933,
     AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED FOR
     HYPOTHECATED

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     UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH
     ACT COVERING SUCH SECURITIES. THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THESE SECURITIES REASONABLY SASTISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH.

     IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFERS AND VOTING RESTRICTIONS PURSUANT TO A SHAREHOLDERS' AGREEMENT AMONG THE COMPANY AND CERTAIN OF THE COMPANY'S MEMBERS. A COPY OF SUCH SHAREHOLDERS' AGREEEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

                 (h) Listing and Qualification of Shares. The Employee Plan and grant and exercise of options or other awards hereunder, and the obligation of the Company to sell and deliver Shares under such awards, shall be subject to all applicable United States federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares upon any exercise of an Award until completion of any stock exchange listing, or other qualification of such Shares under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual's beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Committee may consider necessary, desirable or advisable in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

                 (i) Non-Uniform Determinations. The Committee's determinations under the Employee Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the Agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Employee Plan, whether or not such persons are similarly situated.

IX.  Termination, Modification and Amendments.
     ----------------------------------------

                 (a) The Board may at any time terminate the Employee Plan or from time to time make such modifications or amendments of the Employee

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     Plan as it may deem advisable; provided, however, that the Board shall not make any material amendments to the Employee Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding Shares of the Company present or represented and entitled to vote at a duly held Shareholders meeting.

                 (b) No termination, modification or amendment of the Employee Plan may adversely affect the rights conferred by an Award without the consent of the recipient thereof.

X.   Recapitalization.
     ----------------

     The aggregate number of Shares as to which Awards may be granted to Participants, the number of Shares thereof covered by each outstanding Award and by each option Award granted or to be granted in accordance with the formula set forth in paragraph (ii) of Section VI hereof, and the price per Share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a Share dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Employee Plan for the Company and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction. Notwithstanding any other provision of the Employee Plan or the Award Agreement, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. Notwithstanding anything to the contrary in this Section X, no issuance of Shares effected pursuant to the terms of the Buy-Sell Agreement dated as of August 6, 1996 by and among, inter alia, the Company and the Founders, or certain entities affiliated therewith, that does not constitute a change in control shall result in any adjustment to the number or value of any shares to be issued pursuant to any Award hereunder.

XI.  No Right to Employment.
     ----------------------

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any other relationship with, the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Employee Plan, except as provided herein or in any Award Agreement issued hereunder.

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XII.  Governing Law.
      -------------

      To the extent that United States federal laws do not otherwise control, the Employee Plan shall be construed in accordance with and governed by the laws of the Cayman Islands.

XIII. Savings Clause.
      --------------

      This Employee Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Employee Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Employee Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

XIV.  Effective Date and Term.
      -----------------------

      The effective date of this Employee Plan is August 1, 1996. The Employee Plan shall terminate on the tenth anniversary of the date of the adoption of this Employee Plan. No awards shall be granted after the termination of the Employee Plan.

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